                      EATON VANCE INCOME FUND OF BOSTON
               SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 1996

                    EV TRADITIONAL TAX-MANAGED GROWTH FUND
                SUPPLEMENT TO PROSPECTUS DATED MARCH 20, 1996

             EV TRADITIONAL WORLDWIDE HEALTH SCIENCES FUND, INC.
               SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 3, 1996

1. THE FOLLOWING CHANGES RELATE TO THE PROSPECTUS OF EV TRADITIONAL WORLDWIDE HEALTH SCIENCES FUND, INC.:

    A. THE FOLLOWING REPLACES "ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES" UNDER "SHAREHOLDER AND FUND EXPENSES" ON PAGE 2 OF THE
       PROSPECTUS:

       ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
       (as a percentage of average daily net assets)
       -----------------------------------------------------------------------
       Management Fees (after fee reduction)                            1.26%
       Rule 12b-1 Distribution Fees                                     0.25
       Other Expenses                                                   0.49
                                                                        ----
          Total Operating Expenses                                      2.00%
                                                                        ====

    B. THE FOLLOWING IS ADDED TO "FINANCIAL HIGHLIGHTS" ON PAGE 3 OF THE
       PROSPECTUS:

          ADJUSTED FOR 100% STOCK DIVIDEND --
          RECORD DATE SEPTEMBER 23, 1996                               1996(1)
          ------------------------------                               -------

          NET ASSET VALUE, at beginning of year                        $11.71
                                                                       ------
          INCOME FROM INVESTMENT OPERATIONS:
            Net investment income (loss)                                 (.23)
            Net realized and unrealized gain (loss) on investments       3.46
                                                                       ------
               Total from investment operations                          3.23
                                                                       ------
          LESS DISTRIBUTIONS FROM:
            Net realized gain on investments                             1.40
                                                                       ------
          NET ASSET VALUE, at end of year                              $13.54
                                                                       ======
          TOTAL RETURN(2)                                              31.04%

          RATIOS/SUPPLEMENTAL DATA
            Net assets at end of year (in thousands)                  $55,016
            Ratio of operating expenses to average net assets:(3)
               Before expense reimbursement                             2.21%
               After expense reimbursement                               N/A
            Ratio of net investment loss to average net assets
               Before expense reimbursement                           (1.81)%
               After expense reimbursement                               N/A

          Portfolio turnover rate                                         66%
          Average commission rate (per share of security)(4)         $0.0864

          (1)Based on average month end shares outstanding.
          (2)Calculated without a sales load.
          (3)Since September, 1989, the Adviser and prior administrator reimbursed a portion of their fees, when necessary, in order to allow the Fund to operate within the expense limitation of any state having jurisdiction over the Fund.
          (4)Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

    C. THE FOLLOWING IS ADDED TO "MANAGEMENT OF THE FUND AND THE PORTFOLIO" ON PAGE 9 OF THE PROSPECTUS:

       For the fiscal year ended August 31, 1996, M&I received an advisory fee of 0.97% of average daily net assets, during which time assets were managed at the Fund level.

    D. THE FOLLOWING IS ADDED TO "DISTRIBUTION PLAN" ON PAGE 10 OF THE
       PROSPECTUS:

       For the fiscal year ended August 31, 1996, the Fund paid distribution fees to the prior distributor of the Fund representing 0.25% of the Fund's average daily net assets.

    E. THE DATE OF THE PROSPECTUS IS CHANGED TO NOVEMBER 25, 1996.

2.  THE FOLLOWING CHANGES RELATE TO ALL FUNDS AND ARE EFFECTIVE JANUARY 1, 1997:

    A. THE FOOTNOTE IN "SHAREHOLDER AND FUND EXPENSES" RELATING TO THE CONTINGENT DEFERRED SALES CHARGE IS REPLACED WITH THE FOLLOWING:

       No sales charge is payable at the time of purchase on investments of $1 million or more. However, a contingent deferred sales charge of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. See "How to Buy Fund Shares" and "How to Redeem Fund Shares."

    B. THE LAST LINE OF AND THE FOOTNOTES TO THE CURRENT SALES CHARGE AND DEALER COMMISSIONS TABLE UNDER "HOW TO BUY FUND SHARES" ARE REPLACED WITH THE FOLLOWING:

                                  SALES CHARGE AS         SALES CHARGE AS       DEALER COMMISSION
                                    % OF AMOUNT            % OF OFFERING         AS PERCENTAGE OF
       AMOUNT OF PURCHASE             INVESTED                 PRICE              OFFERING PRICE
       ------------------         ---------------         ---------------       -----------------
       $1,000,000 or more              0.00*                   0.00*               See below**

        *No sales charge is payable at the time of purchase of investments of $1,000,000 or more. A contingent deferred sales charge ("CDSC") of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. Such purchases made before
         January 1, 1997 will be subject to a CDSC of 0.50% in the event of such redemptions.

       **A commission on sales of $1 million or more will be paid as follows: 1.00% on amounts of $1 million or  more but less than $3 million, plus 0.50% on amounts from $3 million but less than $5 million;  plus 0.25% on amounts of $5 million or more. Purchases of $1 million or more will be aggregated over a 12-month period for purposes of determining the commission to be paid.

    C. THE FOLLOWING IS ADDED TO "HOW TO BUY FUND SHARES":

       No sales charge is payable at the time of purchase where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance if the redemption occurred no more than 60 days prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge. A CDSC of 0.50% will be imposed on such investments in the event of certain redemptions within 12 months of purchase and the Authorized Firm will be paid a commission on such sales of 0.50% of the amount invested.

    D. THE FOLLOWING REPLACES THE FIRST SENTENCE OF THE SEVENTH PARAGRAPH (FOR TAX-MANAGED GROWTH FUND), THE FIRST AND SECOND SENTENCES OF THE SIXTH PARAGRAPH (FOR INCOME FUND OF BOSTON) AND THE FIRST SENTENCE OF THE EIGHTH PARAGRAPH (FOR HEALTH SCIENCES FUND) UNDER "HOW TO REDEEM FUND SHARES":

       As described under "How to Buy Fund Shares," certain purchases of Fund shares are subject to a CDSC if redeemed within 12 months of purchase.

January 1, 1997
                                                                      T-IBTGPS